EXHIBIT 99.4

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                         Collateral Cuts for 2003-NC10


FICO SCORE          Note:  Cells in red font are calculations
----------

------------------------------------------------------------------------------------------------------------------------------
FICO                           Total Balance      LTV    Adjusted Balance[1]              WA Loan      WAC  WA FICO        WA
                                                                                          Balance                    Combined
                                                                                                                          LTV
                                Amount   %[2]            Amount                 %[2]
------------------------------------------------------------------------------------------------------------------------------

FICO NA                             0     0%    > 65.0                   0       0%
0 - 500                     2,914,475     0%    > 65.0           2,624,740       0%      138,785    8.857      500    73.51
500.01 - 550              297,522,272    21%    > 70.0         223,881,835      16%      144,498    8.197      529    75.68
550.01 - 575              219,695,524    15%    > 70.0         181,455,119      13%      162,497    7.589      562    79.93
575.01 - 600              197,303,493    14%    > 70.0         166,386,057      12%      160,933    7.492      588    80.83
600.01 - 620              217,945,338    15%    > 70.0         184,779,024      13%      174,217    7.093      611    81.13
620.01 - 650              230,326,078    16%    > 80.0         127,342,237       9%      167,754    6.966      634    82.56
650.01 - 680              140,356,678    10%    > 80.0          68,799,809       5%      173,709    6.822      664    82.16
680.01 - 700               46,597,319     3%    > 85.0          16,586,226       1%      181,313    6.588      690    81.92
700.01 - 750               68,742,570     5%    > 85.0          24,750,698       2%      214,151    6.220      722    82.10
750.01 - 800               20,866,075     1%    > 85.0           8,252,382       1%      202,583    6.193      769    80.67
800 +                         262,439     0%    > 85.0                   0       0%      131,219    5.659      802    47.98
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%                 1,004,858,128      70%      164,429    7.337      602    80.15
------------------------------------------------------------------------------------------------------------------------------
     FICO: Average                 602             Min:       500               Max:      803
                         -------------                    -----------------            ------------


[TABLE CONTINUED]


-------------------------------------------------------------------
FICO               WA DTI       % SFD/PUD  % Owner % Full % Cashout
                                              Occ.    Doc       Ref


-------------------------------------------------------------------
FICO NA
0 - 500            41.42            93.9    97.6   65.1    80.5
500.01 - 550       40.33            90.8    97.8   63.0    76.7
550.01 - 575       39.99            90.5    96.2   65.6    71.2
575.01 - 600       40.02            89.1    96.2   59.6    66.2
600.01 - 620       40.44            85.8    94.9   59.8    59.9
620.01 - 650       40.49            85.0    94.6   54.2    58.4
650.01 - 680       39.73            80.6    92.0   47.1    53.8
680.01 - 700       40.01            77.9    88.2   42.5    46.4
700.01 - 750       38.93            74.3    89.4   40.3    35.9
750.01 - 800       38.35            80.6    89.2   51.7    46.8
800 +              32.11            48.9   100.0   48.9   100.0
-------------------------------------------------------------------
TOTAL:             40.12            86.5    95.0   57.6    63.4
-------------------------------------------------------------------



DEBT TO INCOME (DTI) RATIO
--------------------------

------------------------------------------------------------------------------------------------------------------------------
DTI                            Total Balance     FICO    Adjusted Balance[1]              WA Loan      WAC  WA FICO        WA
                                                                                          Balance                    Combined
                                                                                                                          LTV
                                Amount   %[2]            Amount                 %[2]
------------------------------------------------------------------------------------------------------------------------------

<= 20                      38,133,337     3%     < 550           6,174,340       0%      125,027    7.312      617    76.85
20.001 - 25.00             59,370,456     4%     < 550          11,869,937       1%      126,860    7.445      600    77.07
25.001 - 30.00            113,328,277     8%     < 575          42,465,817       3%      149,116    7.395      600    78.32
30.001 - 35.00            169,408,095    12%     < 575          63,794,370       4%      157,150    7.366      600    79.09
35.001 - 40.00            227,976,859    16%     < 600         109,906,107       8%      163,542    7.326      603    79.74
40.001 - 45.00            308,961,583    21%     < 625         193,886,751      13%      170,980    7.342      607    81.64
45.001 - 50.00            448,610,924    31%     < 650         366,498,910      25%      178,658    7.296      603    82.43
50.001 - 55.00             73,891,507     5%     < 675          70,298,303       5%      171,045    7.367      580    71.19
55+                         2,851,222     0%     < 700           2,478,975       0%      158,401    7.255      596    72.24
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%                   867,373,510      60%      164,429    7.337      602    80.15
------------------------------------------------------------------------------------------------------------------------------
      DTI: Average               40.12             Min:      0.77               Max:    59.80
                         -------------                    -----------------            ------------


[TABLE CONTINUED]


--------------------------------------------------------------------
DTI                 WA DTI       % SFD/PUD  % Owner % Full % Cashout
                                               Occ.    Doc       Ref


--------------------------------------------------------------------
<= 20               15.61            83.4    83.2   51.9    68.0
20.001 - 25.00      22.88            91.5    92.1   63.7    66.3
25.001 - 30.00      27.66            87.1    93.6   59.0    70.8
30.001 - 35.00      32.69            87.1    95.0   57.7    66.6
35.001 - 40.00      37.66            86.0    95.2   54.4    61.9
40.001 - 45.00      42.60            85.7    95.9   52.7    59.5
45.001 - 50.00      47.79            86.5    96.5   58.8    60.5
50.001 - 55.00      52.63            86.9    91.9   75.7    78.6
55+                 56.90            73.9    91.4   75.7    78.1
--------------------------------------------------------------------
TOTAL:              40.12            86.5    95.0   57.6    63.4
--------------------------------------------------------------------


LOAN TO VALUE (LTV) RATIO
-------------------------

-------------------------------------------------------------------------------------------------------------------------------
LTV                            Total Balance      DTI    Adjusted Balance[1]              WA Loan      WAC  WA FICO        WA
                                                                                          Balance                    Combined
                                                                                                                          LTV
                                Amount   %[2]            Amount                 %[2]
-------------------------------------------------------------------------------------------------------------------------------

< 60.00                    85,928,051     6%      > 50          13,610,860       1%      133,844    7.059      595    51.10
60.01 - 70.00             155,810,425    11%      > 50          20,414,355       1%      164,704    7.330      586    66.29
70.01 - 80.00             524,389,538    36%      > 50          28,968,719       2%      165,318    7.258      597    78.12
80.01 - 85.00             254,191,714    18%      > 50           4,937,047       0%      172,802    7.487      591    84.53
85.01 - 90.00             333,696,570    23%      > 50           8,375,589       1%      189,924    7.216      617    89.69
90.01 - 95.00              61,245,705     4%      > 50             284,458       0%      189,030    7.216      651    94.69
95.01 - 100.00             27,270,257     2%      > 50             151,700       0%       59,155   10.105      647    99.94
100+                                0     0%      > 50                   0       0%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%                    76,742,728       5%      164,429    7.337      602    80.15
-------------------------------------------------------------------------------------------------------------------------------
      LTV: Average               80.15             Min:      7.27               Max:   100.00
                         -------------                    -----------------            ------------


[TABLE CONTINUED]


------------------------------------------------------------------
LTV               WA DTI       % SFD/PUD  % Owner % Full % Cashout
                                             Occ.    Doc       Ref


------------------------------------------------------------------
< 60.00           38.36            83.9    91.0   61.6    85.2
60.01 - 70.00     39.04            84.5    90.1   54.1    85.1
70.01 - 80.00     40.09            86.9    94.1   57.9    60.3
80.01 - 85.00     40.06            86.5    94.0   52.7    66.7
85.01 - 90.00     40.96            87.4    99.1   57.2    55.0
90.01 - 95.00     40.39            85.9    99.9   76.5    56.8
95.01 - 100.00    41.83            87.5   100.0   68.5    18.1
100+
------------------------------------------------------------------
TOTAL:            40.12            86.5    95.0   57.6    63.4
------------------------------------------------------------------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

PRINCIPAL BALANCE
-----------------

---------------------------------------------------------------------------------------------------------------------------------
Scheduled               Total Balance    WA Loan       WAC      WA   WA Combined   WA DTI % SFD/PUD  % Owner  % Full  % Cashout
Principal                                Balance              FICO           LTV                         Occ     Doc       Refi
Balance                  Amount   %[2]
---------------------------------------------------------------------------------------------------------------------------------

0 - $50K             26,513,711     2%    40,417     9.367     601         82.02    38.21     91.4     88.7     77.9      51.9
$51 - $200K         641,718,634    44%   117,145     7.730     592         79.14    38.90     88.7     94.0     64.4      64.2
$200.1 - $250K      230,691,015    16%   223,321     7.109     599         79.79    40.95     87.4     96.0     56.5      70.4
$250.1 - $300K      179,840,254    12%   272,899     7.003     606         81.45    41.42     81.4     95.5     54.1      63.7
$300.1 - $400K      222,673,670    15%   345,230     6.907     617         81.69    41.32     81.8     96.1     44.0      60.0
$400.1 - $500K      122,157,323     8%   454,116     6.698     622         81.60    41.20     87.7     96.2     49.8      55.3
$500.1 - $600K       14,745,585     1%   546,133     6.480     633         78.52    41.28     84.7     96.5     51.9      63.1
$600.1 - $700K        3,238,423     0%   647,685     5.765     691         73.06    38.47    100.0    100.0     58.6      58.4
$700.1 - $800K                0     0%
$800.1 - $900K                0     0%
$900.1 - $1000K         953,644     0%   953,644     4.875     723         64.81    24.45    100.0    100.0    100.0      --
>$1000K                       0     0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,442,532,260   100%   164,429     7.337     602         80.15    40.12     86.5     95.0     57.6      63.4
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE:
           AVERAGE             164,429             MIN:    19,951               MAX:  953,644
                         -------------                    -----------------            ------------




DOCUMENTATION TYPE
------------------

------------------------------------------------------------------------------------------------------------------------------
Doc Type                    Total Balance       WA Loan       WAC      WA   WA Combined       WA    % SFD/ % Owner  % Cashout
                                                Balance              FICO           LTV      DTI      PUD      Occ       Refi
                               Amount   %[2]
------------------------------------------------------------------------------------------------------------------------------
Full Doc                  830,997,557    58%   151,366      7.203     596         80.33    40.34     88.1     96.0       65.0
Stated Doc                546,888,854    38%   186,779      7.560     612         79.85    40.14     83.5     93.6       60.3
Limited Doc                64,645,849     4%   182,101      7.168     605         80.52    37.00     91.2     94.0       69.7
NINA                                0     0%
Other                               0     0%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%   164,429      7.337     602         80.15    40.12     86.5     95.0       63.4
------------------------------------------------------------------------------------------------------------------------------





PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------
Property Type               Total Balance       WA Loan       WAC      WA   WA Combined       WA  % Owner   % Full  % Cashout
                                                Balance              FICO           LTV      DTI      Occ      Doc       Refi
                               Amount   %[2]
------------------------------------------------------------------------------------------------------------------------------
Single Family           1,095,960,575    76%   158,628      7.374     598         80.02    39.97     96.0     59.3       65.7
PUD                       151,618,722    11%   185,807      7.270     607         82.10    40.88     98.3     53.9       50.7
Townhouse                           0     0%
2-4 Family                117,520,095     8%   211,748      7.170     626         78.67    40.55     82.1     45.8       65.4
Condo                      77,432,869     5%   157,065      7.191     612         80.49    40.05     93.3     58.4       53.1
Manufactured                        0     0%
Other                               0     0%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%   164,429      7.337     602         80.15    40.12     95.0     57.6       63.4
-------------------------------------------------------------------------------------------------------------------------------




PRIMARY MORTGAGE INSURANCE
--------------------------

---------------------------------------------------------------------------------------------------------------------------------
Mortgage                Total Balance          WA Loan       WAC      WA   WA Combined   WA DTI % Owner  % Cashout % Full    Is MI
Insurance                                      Balance              FICO           LTV              Occ       Refi    Doc  down to
                         Amount         %[2]                                                                                60 LTV
---------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI               --       0%
Loans >80 LTV w/o MI      652,978,539    45%   183,318     7.321     610         88.21    40.53     97.2     59.5     57.2
Other                     789,553,721    55%   151,517     7.350     596         73.49    39.77     93.2     66.6     58.0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%   164,429     7.337     602         80.15    40.12     95.0     63.4     57.6
----------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE
------------

-----------------------------------------------------------------------------------------------------------------
Loan Purpose                    Total Balance  WA Loan      WAC     WA  WA Combined    WA DTI    % SFD/  % Owner
                                               Balance            FICO          LTV                PUD       Occ

                               Amount   %[2]
-----------------------------------------------------------------------------------------------------------------
Debt Consolidation                  0     0%
Refinance - Cashout       914,577,854    63%   166,711   7.382     593         78.28    39.89     87.1     94.8
Purchase                  373,005,012    26%   163,098   7.208     626         84.68    40.62     85.3     95.1
Refinance - Rate Term     154,949,394    11%   154,949   7.379     599         80.33    40.24     85.8     95.8
Other                               0     0%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%   164,429   7.337     602         80.15    40.12     86.5     95.0
-----------------------------------------------------------------------------------------------------------------




FIXED VS. FLOATING COLLATERAL
-----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Collateral        Total Balance  WA Loan      WAC      WA    WA Combined  WA DTI   % SFD/  % Owner  % Cashout        Index   Margin
Type                             Balance             FICO            LTV             PUD       Occ       Refi

                 Amount    %[2]
-----------------------------------------------------------------------------------------------------------------------------------
Fixed       405,542,418    28%   134,687    7.377     623         78.26    39.63     86.2     92.3     69.3                   0.000
Floating     23,805,909     2%   335,294    4.695     724         82.67    40.10     85.1     98.9     31.1   1 Month Libor   3.560
A2/6        976,359,629    68%   178,135    7.394     590         80.85    40.35     86.7     95.9     62.0   6 Month Libor   5.728
A3/6         36,824,304     3%   175,354    7.083     613         80.86    39.33     86.4     97.0     57.2   6 Month Libor   5.637
Other              0.00     0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:    1,442,532,260   100%   164,429    7.337     602         80.15    40.12     86.5     95.0     63.4                   5.675
-----------------------------------------------------------------------------------------------------------------------------------




LIEN STATUS
-----------

------------------------------------------------------------------------------------------------------------------------------
Lien Status                 Total Balance       WA Loan       WAC      WA   WA Combined       WA    % SFD/ % Owner  % Cashout
                                                Balance              FICO           LTV      DTI      PUD      Occ       Refi
                               Amount   %[2]
------------------------------------------------------------------------------------------------------------------------------
First Lien              1,418,824,007    98%   170,614       7.282    602         79.83    40.07     86.4     94.9       64.2
Second Lien                23,708,253     2%    51,878      10.596    643         99.38    42.69     89.7    100.0       17.6
Third Lien                          0     0%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%   164,429       7.337    602         80.15    40.12     86.5     95.0       63.4
------------------------------------------------------------------------------------------------------------------------------




OCCUPANCY STATUS
----------------

------------------------------------------------------------------------------------------------------------------------------
Occupancy                   Total Balance       WA Loan       WAC      WA   WA Combined       WA    % SFD/ % Owner  % Cashout
Type                                            Balance              FICO           LTV      DTI      PUD      Occ       Refi
                               Amount   %[2]
------------------------------------------------------------------------------------------------------------------------------
Primary Residence       1,370,119,047    95%   166,479      7.330     601         80.44    40.26     87.7    100.0       63.3
Second Home                 4,911,758     0%   153,492      7.440     601         76.30    39.31     71.3      0.0       48.7
Investment                 67,501,455     5%   132,097      7.464     632         74.71    37.26     63.2      0.0       67.2
Non-owner                           0     0%
Other                               0     0%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,442,532,260   100%   164,429      7.337     602         80.15    40.12     86.5     95.0       63.4
------------------------------------------------------------------------------------------------------------------------------




PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------
Prepayment       Total Balance      WA Loan       WAC    # of      WA       WA   WA DTI   % SFD/  % Owner    % Cashout
Charges                             Balance             Loans    FICO Combined              PUD       Occ         Refi
Term at                                                                    LTV
Origination
                    Amount   %[2]
----------------------------------------------------------------------------------------------------------------------
0 Months       314,039,215    22%   149,187     7.507   2,105     606    80.35    39.87     81.4     95.2        63.0
6 Months                 0     0%
12 Months      138,988,604    10%   219,919     6.952     632     618    80.13    40.83     78.7     92.6        61.6
24 Months      733,411,416    51%   171,920     7.381   4,266     591    80.97    40.31     89.5     96.3        61.7
36 Months      256,093,024    18%   144,685     7.211   1,770     622    77.58    39.45     88.3     92.3        69.8
60 Months                0     0%
Other                    0     0%
----------------------------------------------------------------------------------------------------------------------
TOTAL:       1,442,532,260   100%   164,429     7.337   8,773     602    80.15    40.12     86.5     95.0        63.4
----------------------------------------------------------------------------------------------------------------------

SECTION 32 LOANS
----------------

-------------------------------------------------------------------------------------------------------------
                   Total Balance  WA Loan    WAC      WA     WA Combined     WA    % SFD/  % Owner % Cashout
                                  Balance           FICO            LTV     DTI       PUD      Occ      Refi
                  Amount   %[2]
-------------------------------------------------------------------------------------------------------------
Section 32 Loans       0     0%         0      0       0             0        0        0        0          0
-------------------------------------------------------------------------------------------------------------
TOTAL:              --                  0      0       0          0.00     0.00      0.0      0.0        0.0
-------------------------------------------------------------------------------------------------------------




GA % AND TOP 5 STATES          TOP 5 MSA
---------------------          ---------

-----------------------        ------------------------------------ ------------
State              %[2]                           MSA                      %[2]
-----------------------        ------------------------------------ ------------
GEORGIA*           1.14        No MSA                                     74.23
KENTUCKY           0.22        San Diego, CA                               2.42
California        41.17        Minneapolis-St. Paul, MN-WI                 1.26
Florida            6.67        Tampa-St. Petersburg-Clearwater, FL         0.92
New York           5.70        Stockton-Lodi, CA                           0.86
Illinois           4.61        Modesto, CA                                 0.82
Texas              4.27


TOP 5 ORIGINATORS              SERVICERS
-----------------              ---------
-----------------------        ------------------------------------ ------------
Originator         %[2]        Servicer                                    %[2]
-----------------------        ------------------------------------ ------------
New Century         100        Countrywide                                  100



-----------------------        ------------------------------------ ------------


STRESS ANALYSIS
---------------

RATING AGENCY BASE CASE LOSS EXPECTATIONS

------------------------------------------------------------------------------------------------------------------------------------
        STANDARD & POORS: Analyst Name :                               MOODY'S: Analyst Name :

        Foreclosure Frequency    Loss Severity   Cumulative Losses     Foreclosure Frequency    Loss Severity      Cumulative Losses
------------------------------------------------------------------------------------------------------------------------------------
AA
A
A-
BBB+
BBB
BBB-
B
------------------------------------------------------------------------------------------------------------------------------------


Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.


--------------------------------------------------------------------------------
                  BREAKEVEN CDR                       CUMULATIVE LOSSES
          25 CPR     40 CPR     60 CPR        25 CPR        40 CPR      60 CPR
--------------------------------------------------------------------------------
AA
A
BBB
BBB-
--------------------------------------------------------------------------------


Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:


--------------------------------------------------------------------------------
            MULTIPLE OF DEFAULT RAMP                  CUMULATIVE LOSSES
          25 CPR     40 CPR     60 CPR        25 CPR        40 CPR      60 CPR
--------------------------------------------------------------------------------
AA
A
BBB
BBB-
--------------------------------------------------------------------------------